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                                                                   Exhibit 10.14

                         REGISTRATION RIGHTS AGREEMENT

     This Registration Rights Agreement (the "Rights Agreement") is entered into as of the 4th day of November, 1996 by and among each of the persons set forth in Schedule 1 hereto (collectively referred to herein as "Shareholders") and American Business Information, Inc. (the "Company").

     Section 1. Definitions. Certain terms utilized in this Rights Agreement shall have the meanings indicated herein:

     "Commission" means the United States Securities and Exchange Commission.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Registrable Securities" means the shares of the Company's Common Stock, par value $.0025 per share, that have been issued to the Shareholders pursuant to the terms of an Agreement and Plan of Reorganization, dated as of the date hereof, by and among the Company, County Data Corporation, a Vermont corporation, and the Shareholders. Registrable Securities shall not include, and the Company shall have no obligation to keep effective a registration statement hereunder with respect to, any such shares that are no longer subject to any restrictions on transfer by the Shareholders pursuant to the applicable provisions of Rules 144 or 145 under the Securities Act or which have been registered or sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction.

     "Registration Expenses" means all expenses incurred by the Company in connection with the registration of Registrable Securities pursuant to this Rights Agreement, including (a) all registration and filing fees paid to the Commission; (b) fees and expenses of compliance with state securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities); (c) printing expenses; (d) internal expenses (including, without limitation, all salaries and expenses of the Company's officers and employees performing legal or accounting duties); (e) the fees and expenses incurred in connection with any listing of the Registrable Securities on the NASDAQ Stock Market or similar facility; (f) fees and expenses of counsel for the Company and fees and expenses for independent certified public accountants retained by the Company; and (g) the reasonable fees and expenses of any special experts retained by the Company in connection with such registration.

     "Securities Act" means the Securities Act of 1933, as amended.

     "Selling Expenses" means all underwriting fees, discounts, commissions or expenses attributable to any sale by a Shareholder of all or part of the Registrable Securities.

     Section 2. Registration on Form S-3. (a) The Company shall use its commercially reasonable best efforts to cause a registration statement on Form S-3 covering the resale (or pledge as collateral) by the Shareholders of the Registrable Securities to be filed with Commission and declared effective under the Securities Act by no later than March 1, 1997 and to keep such registration statement effective under the Securities Act until the date which is two

(2) years from the date hereof, or such earlier date upon which no Shareholder owns any Registrable Securities. If the Company is not eligible to register its securities on Form S-3 at any such time, it shall use its commercially reasonable best efforts to file such registration statement on a form (including Form S-1) which it is eligible to use to register securities under the Securities Act.

     (b) Notwithstanding anything in this Rights Agreement to the contrary, if the Board of Directors of the Company determines, in its sole discretion, that it would be seriously detrimental to the Company for a Form S-3 registration to be filed or become effective under the Securities Act due to (A) the existence of a material development or potential material development involving the Company which the Company would be obligated to disclose in the prospectus contained in the Form S-3 registration statement, which disclosure would be premature or otherwise inadvisable in the good faith judgment of the Board of Directors, or (B) the existence of other facts or circumstances as a result of which the prospectus contained or to be contained in the Form S-3 registration statement includes or would include an untrue statement of a material fact or omits or would omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made or then existing, the Company may defer the filing or effective date of the Form S-3 registration statement to be filed hereunder. If the Company elects to defer the filing or effective date of the Form S-3 registration statement, it shall furnish prompt notice thereof to the Shareholders, which notice shall specify the reason for the delay and the estimated length of the delay, and will use its commercially reasonable best efforts to amend the registration statement or take such other action as may be necessary to allow for the filing or effectiveness of the registration statement as soon as practicable. Shareholders receiving any notice from the Company with respect to the matters covered by this Section 2(b) shall keep the fact and content of such notice, and the event or circumstances giving rise to such notice, confidential.

     (c) In connection with the registration of Registrable Securities required under this Rights Agreement, the Company shall take the actions set forth below:

          (i) The Company shall notify each Shareholder of any stop order issued or threatened by the Commission with respect to the registration statement filed in connection therewith and will take all reasonable actions required to prevent the entry of such stop order or to remove it if entered.

          (ii) The Company shall furnish to each Shareholder, such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto), and the prospectus included in such registration statement (including each preliminary prospectus), in conformity with the requirements of the Securities Act, and such other documents as a selling Shareholder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Shareholder.

          (iii) The Company shall use its commercially reasonable best efforts to register or qualify the Registrable Securities under the securities or "blue sky" laws of each state of the United States of America as any Shareholder requests to the extent such request is deemed reasonable by the Board of Directors of the Company in its sole discretion, and shall do any and all other acts and things which may be reasonably necessary or advisable to enable each selling Shareholder to consummate the disposition in such states of the Registrable Securities owned by selling Shareholder; provided that the Company shall not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection
     (iii), (B) subject itself to taxation in any such jurisdiction or (C) consent to general service of process in any such jurisdiction.

          (iv) During any period in which a Shareholder is required to deliver a prospectus in connection with the sale of Registrable Securities, the Company shall immediately notify each Shareholder entitled to sell Registrable Securities of the happening of any event which comes to the Company's attention if, as a result of such event, the prospectus included in the registration statement filed under this Rights Agreement contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and the Company shall promptly prepare and furnish to each Shareholder and file with the Commission a supplement or amendment to such prospectus so that such prospectus will no longer contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that if the Board of Directors of the Company, in its sole discretion, determines that the disclosure of such event would be seriously detrimental to the Company, then the Company may defer the preparation of such a supplement or amendment and, in such case, the Company shall furnish prompt notice thereof to the Shareholders, which notice shall specify the reason for the delay and the estimated length of the delay, and will use its commercially reasonable best efforts to prepare and furnish such amendment or supplement as soon as practicable. Shareholders receiving any such notice from the Company shall (i) not sell or otherwise dispose of Registrable Securities until such amendment or supplement to the prospectus has been prepared and filed with the Commission and (ii) keep the fact and content of such notice, and the event or circumstances giving rise to such notice, confidential.

          (v) The Company shall make available for inspection by the Shareholders and any attorney, accountant or other agent retained by such Shareholders all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, as such person may reasonably request for the purpose of confirming that such registration statement does not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, provided that the Company obtains reasonably satisfactory assurances that such information will be used solely for such purpose and will be held in confidence (except to the extent that it is included in the registration statement). The Company shall cause the officers, directors and employees of the Company and each of its subsidiaries to supply such information and respond to such inquiries as any Shareholder or underwriter may reasonably request or make for the purpose of confirming that such registration statement does not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, provided that the Company obtains reasonably satisfactory assurances that such information will be used solely for such purpose and will be held in confidence (except to the extent that it is included in the registration statement).

          (vi) The Company shall otherwise use its commercially reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its security holders, as soon as reasonably practicable, an earnings statement covering a period (which may begin with the first fiscal quarter ending after the effective date of the registration statement) of at least 12 months after the effective date of the registration statement (as the term "effective date" is defined in Rule 158(c) under the Securities Act), which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

          (vii) The Company shall use its commercially reasonable best efforts (if the offering is underwritten) to furnish, at the request of any Shareholder, on the date that Registrable Securities are delivered to the underwriters for sale pursuant to such registration: (1) an opinion, dated such date, of counsel representing the Company for the purposes of such registration, addressed to the underwriters and to such Shareholder, stating that such registration statement has become effective under the Securities Act and that (A) to the best knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, (B) the registration statement, the related prospectus, and each amendment or supplement thereof, comply as to form in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder (except that such counsel need not express any opinion as to financial statements contained therein) and (C) to such other effects as may reasonable be requested by counsel for the underwriters or by such Shareholder or his counsel; and (2) a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters and to such Shareholder, stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the registration statement or prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five business days prior to the date of such letter) with respect to the registration in respect of which such letter is being given as such underwriters or such Shareholder may reasonably request.

     Section 3. Other Registration Rights. The Shareholders acknowledge that certain other stockholders of the Company may now or hereafter have registration rights, and that such other stockholders may be entitled to sell their securities at the same time, or pursuant to the same registration statement, as the Shareholders hereunder.

     Section 4. Expenses of Registration. All Registration Expenses incurred in connection with the Company's obligations hereunder shall be borne by the Company. Unless otherwise stated, all Selling Expenses relating to securities proposed to be registered hereunder and all other registration expenses shall be borne by the Shareholders of such securities pro rata on the basis of the number of shares proposed to be sold by each of them.

     Section 5. Limitation on Timing of Sales. Notwithstanding the registration of Registrable Shares pursuant to this Rights Agreement, Terry F. Allen, Andrew F. Allen, Jared P. Allen and Seth W. Allen (the "Management Shareholders") agree with the Company that they will not sell, assign or otherwise dispose of Registrable Securities during any period in which executive officers and directors of the Company are prohibited from engaging in trades in the Company's securities pursuant to the Company's insider trading policy (a "Black-out Period"). The Company will advise the Management Shareholders of the commencement and termination of any Black-out Period no later than the time the Company notifies its executive officers and directors thereof; provided, however, that the Company need not notify the Management Shareholders of regularly scheduled Black-Out Periods relating to the closing of the Company's fiscal quarters.

     Section 6. Holdback Agreement. Each Management Shareholder agrees not to effect any public sale or distribution of any security of the Company, including a sale pursuant to Rule 144 or 145 under the Securities Act, during a period beginning up to 14 days prior to the anticipated effective date and continuing up to 180 days after the effective date of any registration statement filed by the Company under the Securities Act, except as part of such registration, if and to the extent requested in writing by the Company (in the case of a non-underwritten public offering) or by the managing underwriter (in the case of an underwritten public offering).

     Section 7.  Indemnification and Contribution.

     (a) Indemnification by the Company. The Company shall indemnify and hold harmless each selling Shareholder and each person, if any, who controls such selling Shareholder within the meaning of Section 15 of the Securities Act or
Section 20 of the Exchange Act from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to the Registrable Securities or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses (i) result from a breach by the selling Shareholder of any of its obligations under this Rights Agreement or (ii) arise out of, or are based upon, any such untrue statement or omission or allegation thereof based upon information furnished to the Company by such selling Shareholder or on such selling Shareholder's behalf; and provided, further, that with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus, the indemnity contained in this paragraph shall not apply to the extent that any such loss, claim, damage, liability or expense results from the fact that a current copy of the prospectus was not sent or given to the persons or entities asserting any such loss, claim, damage, liability or expense at or prior to the written confirmation of the sale of the Registrable Securities concerned to such persons or entities with a current copy of the prospectus and such current copy of the prospectus would have cured the defect giving rise to such loss, claim, damage, liability or expense. The Company agrees to indemnify any underwriters of the Registerable Securities, their officers and directors and each person who controls such underwriters on terms consistent with industry standards in effect at such time.

     (b) Indemnification by Shareholders. Each selling Shareholder agrees to indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or
Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such selling Shareholder, but only with respect to losses, claims, damages, liabilities or expenses which (i) result from a breach of such selling Shareholders obligations under this Rights Agreement or (ii) arise out of, or are based upon, information furnished in writing by such selling Shareholder or on such selling Shareholder's behalf. Each seller Shareholder agrees to indemnify and hold harmless the underwriters of the Registrable Securities, their officers and directors and each person who controls such underwriters on terms consistent with industry standards in effect at such time.

     (c) Contribution. If the indemnification provided for in this Section 7 is unavailable to any indemnified parties in respect of any losses, claims, damages, liabilities or judgments referred to herein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and judgments (i) as between the Company and the selling Shareholders on the one hand and the underwriters on the other, in such proportion as is appropriate to reflect the relative benefits received by the Company and the selling Shareholders on the one hand and the underwriters on the other, from the offering of the Registrable Securities, or if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the selling Shareholders on the one hand and of the underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations and (ii) as between the Company on the one hand and each selling Shareholder on the other, in such proportion as is appropriate to reflect the relative fault of the Company and of each selling Shareholder in connection with such statements or omissions, as well as any other relevant equitable considerations.

     Section 8. Miscellaneous. (a) Notices. All notices that are required or may be given pursuant to the terms of this Rights Agreement shall be in writing and shall be sufficient in all respects if given in writing and delivered personally or by a recognized courier service or by registered or certified mail, postage prepaid, to any party at its address set forth below, with a copy of same by any of the authorized means to the indicated person or persons:

          If to Company:  American Business Information, Inc.
                          Post Office Box 27347
                          5711 South 86th Circle
                          Omaha, NE  68127
                          Attention:  Vinod Gupta and Jon H. Wellman

          with a copy to:                 Kutak Rock
                          1650 Farnam Street
                          Omaha, NE  68102
                          Attention:  Steven P. Amen, Esq.

          If to a Shareholder:  To the address set forth in Schedule 1

     Any notice or other communication shall be deemed to have been given on the day it is personally delivered or delivered by a recognized courier service as aforesaid or, if mailed, on the fifth day after it is mailed. Any party may change its address for notices or the person or persons authorized to receive notices for it by providing notice to the other parties in accordance with this Section.

     (b) Invalidity of Provisions. If any provision of this Rights Agreement is determined to be invalid, illegal or unenforceable, in whole or in part, then the parties shall be relieved of all obligations arising under such provision to the extent it is invalid, illegal or unenforceable, and such provision shall be reformed to the extent necessary to make it legal and enforceable while preserving its intent or, if that is not possible, by substituting therefor another provision that is legal and enforceable and achieves the same objectives.

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

     (c) Section Titles. All section titles and captions in this Rights Agreement are for convenience only, shall not be deemed part of this Rights Agreement and in no way shall define, limit, extend or describe the scope or intent of any provisions of this Rights Agreement.

     (d) Further Acts. The parties shall execute all documents, provide all information and take all such actions as may be reasonably necessary or appropriate to achieve the purposes of this Rights Agreement and to accomplish the transactions contemplated hereby.

     (e) Entire Agreement; Waiver. This Rights Agreement constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements and understandings relating to the subject matter hereof. This Rights Agreement cannot be modified or amended except in writing signed by the party against whom enforcement is sought. No waiver by a party of any of the provisions of this Rights Agreement shall be deemed or shall constitute a waiver of any other provision of this Rights Agreement, nor shall any such waiver constitute a continuing waiver.

     (f) Counterparts. This Rights Agreement may be executed in multiple counterparts, all of which together shall constitute one agreement binding on the parties hereto, notwithstanding that the parties are not signatories to the same counterpart.

     (g) Governing Law. This Rights Agreement shall be governed by and construed in accordance with the substantive laws of the State of Delaware and the United States, as applicable, without giving effect to any conflict of laws provisions that might result in the application of the laws of another jurisdiction.


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

         IN WITNESS WHEREOF, the parties hereto have caused this Rights Agreement to be duly executed as of date first above written.

                                       AMERICAN BUSINESS INFORMATION, INC.


                                       By
                                         ---------------------------------
                                       Its
                                          --------------------------------

                                       SHAREHOLDERS



                                       -----------------------------------
                                       Terry F. Allen



                                       -----------------------------------
                                       Andrew F. Allen



                                       -----------------------------------
                                       Jared P. Allen



                                       -----------------------------------
                                       Seth W. Allen



                                       -----------------------------------
                                       Winston Lewis



                                       -----------------------------------
                                       Brian L. O'Connell



                                       -----------------------------------
                                       Leslie P. Allen

                                 SCHEDULE 1

                                 SHAREHOLDERS

                                 Shares of
Name/Address                   Company Stock
------------                   -------------

Terry F. Allen                     285,600
K-1 Gardenside Townhouses
Shelburne, VT 05482

Andrew F. Allen                     44,800
1160 Old Stage Road
Westford, VT 05494

Jared P. Allen                      44,800
P.O. Box 62
Winooski, VT 05404

Seth W. Allen                       44,800
26 Grove Street
Burlington, VT 05401

Winston Lewis                       67,200
152 DeForest Road
Burlington, VT 05401

Brian L. O'Connell                  50,400
26 Harte Circle
Williston, VT 05495

Leslie P. Allen                     22,400
26 Grove Street
Burlington, VT 05401
